[graphic omitted]

-------------------------------------------------------------------------------
COLONIAL SELECT VALUE FUND ANNUAL REPORT

-------------------------------------------------------------------------------

October 31, 1997

                          ----------------------------
                          Not FDIC | May Lose Value
                          Insured  | No Bank Guarantee

                          ----------------------------

                     COLONIAL SELECT VALUE FUND HIGHLIGHTS
                      NOVEMBER 1, 1996 - OCTOBER 31, 1997

INVESTMENT OBJECTIVE: Colonial Select Value Fund seeks long-term growth by investing primarily in middle capitalization equities.

THE FUND IS DESIGNED TO OFFER:

* Opportunity for long-term growth of capital
* A disciplined investment strategy
* Broad diversification to reduce risk

PORTFOLIO MANAGER COMMENTARY: "Despite the recent market volatility, the Fund posted impressive returns for the year. Our strategy of seeking value in all industries of the economy enables us to select stocks with consistent performance during volatile periods. "
                                                -- James Haynie and Michael Rega

                     COLONIAL SELECT VALUE FUND PERFORMANCE
-------------------------------------------------------------------------------
                                            Class A     Class B     Class C(1)

12-month distributions declared per share   $ 2.183     $ 2.183         --
12-month total returns, assuming             28.29%      27.33%        2.77%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
Net asset value per share on 10/31/97       $20.43      $20.02        $20.41

TOP FIVE HOLDINGS(2)                    TOP FIVE SECTORS(2),(3)
(as of 10/31/97)                        (as of 10/31/97)

1. Omnicom Group, Inc.     3.5%         1. Consumer Cyclical       27.6%
2. Costco Cos., Inc.       3.4%         2. Health Care             13.8%
3. Lincare Holdings, Inc.  3.4%         3. Technology              13.1%
4. Kroger Corp..           3.2%         4. Financial                8.7%
5. Meyer (Fred), Inc.      2.5%         5. Consumer Staples         7.9%

This annual report is the first since the Fund's name was changed on March 3, 1997 from Colonial Growth Shares Fund to Colonial Select Value Fund. The Fund's investment objective remains the same and there have been no major changes in Fund holdings. We believe that this new name better reflects the Fund's investment strategy.

(1)Class C share total returns are cumulative since inception on August 1, 1997.
(2)Holdings and sector breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.
(3)Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria used in the investment process.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

[photo of Harold W. Cogger]

THE VOLATILE MARKET: DOES INVESTING IN EQUITIES STILL MAKE SENSE?

With the recent volatility in world stock markets, many investors are asking whether the long bull market has come to an end, and if investing in equities remains a good idea. While the day-to-day swings of the market over the last several weeks have generated headlines in the papers, it may be helpful to remember that the October market losses did not even represent the greatest one-month decline for the year as measured by the Dow Jones Industrial Average or the S&P 500 Index. Yet looking over the last 12 months as a whole, these indexes have posted some of the highest percentage gains in history. Even in a volatile market, investing in equities offers the potential for growth not found anywhere else. Maintaining at least some exposure to stocks still makes sense for most investors.

WHAT REALLY MATTERS IS HOW YOU INVEST

In volatile times like these, it becomes increasingly important to base your investment choices on a sound, disciplined strategy. In New Value(TM) investing, finding attractive stock prices is just the start. Your portfolio managers carefully research all market sectors for undervalued companies that are well managed, offer a consistent performance record and have favorable growth prospects. Because their portfolios are broadly diversified, New Value funds have been less sensitive to the volatility we have seen recently.

The following report will provide you with specific information on your Fund's performance, as well as an in-depth discussion with your portfolio managers. Thank you for choosing Colonial Select Value Fund for your mutual fund investment program.

We appreciate your continuing confidence.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
December 10, 1997

As market and economic conditions change, there can be no assurance that the trends described above will continue.

                          PORTFOLIO MANAGEMENT REPORT

JAMES HAYNIE and MICHAEL REGA, co-manage Colonial Select Value Fund and are Vice Presidents of Colonial Management Associates, Inc. What follows is a discussion of the Fund's performance for the year ended October 31, 1997.

MARKET GROWTH MOVING FROM LARGE TO MID- AND SMALL- CAP STOCKS
While the last 12 months have seen strong gains in almost all types of U.S. equities, there was a definite change in market leadership during the year. Early in the year, large-capitalization, Fortune 100 stocks enjoyed the highest rate of appreciation, especially those in the financial and technology sectors. That began to change in the spring when small-capitalization and mid-capitalization stocks, such as those in the Fund, rallied. Mid-cap and small-cap leadership continued through September, with stocks of all sizes taking losses in the volatile October market.

A STRONG FUND PERFORMANCE FOR THE YEAR
Our New Value strategy of selecting reasonably priced, well-managed companies with good future prospects resulted in strong performance over the year. Class A shares had a 28.29% total return based on net asset value. With a focus on seeking value in all sectors, we constructed a diversified portfolio that enabled us to endure the recent volatility better than funds that rely on making specific company or industry bets.

LOOKING INSIDE OUR PORTFOLIO
One of the best performing stocks the Fund held over the last 12 months was Herman Miller, a leading U.S. office furniture manufacturer. We added the company to our holdings early this year, selecting it because it was attractively priced, had been gaining market share and had a reputation for quality in a growing industry. Since our purchase, Herman Miller stock has nearly doubled.

Another stock we continue to hold is ATL Ultrasound, a health care technology company. The company is preparing to introduce a new imaging product that can detect blood flow as thin as the width of a human hair. One of the ways that this new technology will be used is to detect tumors early on in their development.

MID CAPS OFFER THE BEST OF BOTH WORLDS
We believe mid caps offer the best of both worlds, with investors enjoying the brand names and liquidity usually associated with larger stocks and the growth potential of small-cap stocks. Although market volatility may continue, we do not expect the recent volatility to mark the beginning of a general downturn. We continue to pursue the strategy of seeking both quality and value that served shareholders so well over the last year.

              COLONIAL SELECT VALUE FUND'S INVESTMENT PERFORMANCE
                   VS. THE STANDARD & POOR'S MIDCAP 400 INDEX
              Change in Value of $10,000 from 10/31/87 -- 10/31/97
                    Based on NAV and POP for Class A Shares

                    NAV            POP            S&P Midcap 400
-----------------------------------------------------------------
10/31/87       $10,000.00     $ 9,425.00          $10,000
12/31/87        10,762.72      10,143.87           10,711
 3/31/88        11,975.14      11,286.57           11,634
 6/30/88        12,481.10      11,763.44           11,884
10/31/88        12,511.18      11,791.79           12,135
12/31/88        12,978.23      12,231.98           13,223
 3/31/89        14,066.36      13,257.54           14,294
 6/30/89        14,234.96      14,358.95           15,804
10/31/89        16,943.89      15,969.62           15,850
12/31/89        16,798.28      15,832.38           15,360
 3/31/90        16,256.84      15,322.07           15,624
 6/30/90        17,279.02      16,285.48           16,826
10/31/90        13,876.21      13,078.33           13,727
12/31/90        15,007.44      14,144.51           17,177
 3/31/91        18,037.11      16,999.97           19,569
 6/30/91        17,693.85      16,676.46           20,599
10/31/91        18,944.50      17,855.19           22,436
12/31/91        20,123.53      18,966.43           24,318
 3/31/92        20,424.74      19,250.32           23,490
 6/30/92        19,439.51      18,321.74           24,179
10/31/92        20,095.95      18,940.43           24,504
12/31/92        22,336.16      21,051.83           27,076
 3/31/93        23,337.00      21,995.13           26,896
 6/30/93        22,979.74      21,658.41           28,208
10/31/93        24,207.67      22,815.72           29,780
12/31/93        24,566.56      23,153.99           31,182
 3/31/94        24,086.96      22,701.96           29,534
 6/30/94        23,659.57      22,299.14           29,203
10/31/94        24,550.37      23,138.72           30,489
12/31/94        23,912.71      22,537.73           29,687
 3/31/95        26,144.04      24,640.76           32,425
 6/30/95        29,119.90      27,445.51           36,355
10/31/95        32,240.60      30,386.77           36,956
12/31/95        32,999.11      31,101.66           39,033
 3/31/96        35,306.89      33,276.74           42,090
 6/30/96        37,312.71      35,167.23           39,175
10/31/96        38,930.32      36,691.82           43,368
12/31/96        39,752.59      37,466.82           47,582
 3/31/97        38,897.43      36,660.83           46,352
 6/31/97        44,639.20      42,072.45           56,952
10/31/97        49,917.00      47,047.00           57,535

A $10,000 investment in Class B shares made on June 8, 1992 (inception) at net asset value (NAV) would have been valued at $23,696 on October 31, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have grown to $23,596 on October 31, 1997.

The Standard & Poor's Midcap 400 Index is an unmanaged index that tracks the performance of middle capitalization U.S. stocks. Unlike mutual funds, an index does not incur fees or charges and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                    As of 9/30/97 (Most Recent Quarter End)
-------------------------------------------------------------------------------
                   CLASS A SHARES     CLASS B SHARES(1)     CLASS C SHARES(2)
                   NAV        POP      NAV      w/CDSC      NAV       w/CDSC
-------------------------------------------------------------------------------
1 year            30.35%     22.86%   29.35%    24.35%      --          --
-------------------------------------------------------------------------------
5 years           20.35      18.94    19.46     19.27       --          --
-------------------------------------------------------------------------------
10 years          14.34      13.67      --        --        --          --
-------------------------------------------------------------------------------
Since inception     --         --     17.99     17.89      4.43%       3.43%
-------------------------------------------------------------------------------

(1) Class B shares were initially offered on June 8, 1992.
(2) Class C share total returns are cumulative since inception on August 1, 1997.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect charges of 5% for one year, 2% for five years and 1% since inception for Class B shares and 1% since inception for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                         OCTOBER 31, 1997 (IN THOUSANDS)

 COMMON STOCKS - 96.3%                                     SHARES       VALUE
 ------------------------------------------------------------------------------
 CONSTRUCTION - 1.0%
  HEAVY CONSTRUCTION-NON BUILDING CONSTRUCTION  - 0.3%
  Halliburton Co.                                              32   $   1,884
                                                                    ---------
  SPECIAL TRADE CONTRACTORS - 0.7%
  Apogee Enterprises, Inc.                                    147       3,510
                                                                    ---------
 ------------------------------------------------------------------------------
 FINANCE, INSURANCE & REAL ESTATE - 10.1%
  DEPOSITORY INSTITUTIONS - 2.9%
  City National Corp.                                          97       2,904
  Crescendo Pharmaceuticals Corp. (a)                          12         133
  Greenpoint Financial Corp.                                   99       6,354
  North Fork Bancorporation, Inc.                             203       5,964
                                                                    ---------
                                                                       15,355
                                                                    ---------
  INSURANCE CARRIERS - 4.5%
  ITT Corp. (a)                                               100       7,469
  MGIC Investment Corp.                                        70       4,215
  Sunamerica, Inc.                                            236       8,496
  Vesta Insurance Group, Inc.                                  65       3,796
                                                                    ---------
                                                                       23,976
                                                                    ---------
  NONDEPOSITORY CREDIT INSTITUTIONS - 1.2%
  Household International, Inc.                                43       4,892
  The Money Store, Inc.                                        48       1,368
                                                                    ---------
                                                                        6,260
                                                                    ---------
  SECURITY BROKERS & DEALERS - 1.5%
  Franklin Resources, Inc.                                     61       5,500
  T. Rowe Price Associates                                     43       2,836
                                                                    ---------
                                                                        8,336
                                                                    ---------
 ------------------------------------------------------------------------------
 MANUFACTURING - 36.6%
  APPAREL - 1.6%
  Jones Apparel Group, Inc. (a)                               103       5,235
  Tommy Hilfiger Corp. (a)                                     92       3,628
                                                                    ---------
                                                                        8,863
                                                                    ---------
  CHEMICALS & ALLIED PRODUCTS - 6.8%
  Alza Corp. (a)                                              236       6,143
  Biomet, Inc.                                                449      11,205
  Ecolab, Inc.                                                120       5,703
  Goodrich (B.F.) Co.                                         168       7,464
  Watson Pharmaceuticals, Inc. (a)                            184       5,848
                                                                    ---------
                                                                       36,363
                                                                    ---------
  COMMUNICATIONS EQUIPMENT - 0.5%
  Harman International Industries, Inc                         50       2,711
                                                                    ---------
  ELECTRONIC COMPONENTS - 0.6%
  SCI Systems, Inc. (a)                                        77       3,379
                                                                    ---------
  ELECTRONIC & ELECTRICAL EQUIPMENT - 0.3%
  Dallas Semiconductor Corp.                                   34       1,667
                                                                    ---------
  FABRICATED METAL - 1.0%
  Crane Co.                                                   133       5,520
                                                                    ---------
  FOOD & KINDRED PRODUCTS - 3.0%
  Interstate Bakeries Corp.                                   151       9,671
  Lancaster Colony Corp.                                       30       1,485
  NBTY, Inc. (a)                                               39         849
  Philip Morris Co., Inc.                                      99       3,923
                                                                    ---------
                                                                       15,928
                                                                    ---------
  FURNITURE & FIXTURES - 3.3%
  Furniture Brands International, Inc. (a)                    187       3,132
  Herman Miller, Inc.                                         256      12,502
  Leggett & Platt, Inc.                                        44       1,833
                                                                    ---------
                                                                       17,467
                                                                    ---------
  LUMBER & WOOD PRODUCTS - 1.0%
  Clayton Homes, Inc.                                         123       2,025
  Oakwood Homes Corp.                                         117       3,086
                                                                    ---------
                                                                        5,111
                                                                    ---------
  MACHINERY & COMPUTER EQUIPMENT - 3.8%
  Diebold, Inc.                                               105       4,607
  Storage Technology Corp. (a)                                 71       4,137
  Sun Microsystems, Inc. (a)                                  258       8,843
  Tyco International Ltd.                                      40       1,510
  Western Digital Corp. (a)                                    36       1,072
                                                                    ---------
                                                                       20,169
                                                                    ---------
  MEASURING & ANALYZING INSTRUMENTS - 2.7%
  ATL Ultrasound, Inc. (a)                                     91       3,926
  Dentsply International, Inc.                                168       4,761
  Dynatech Corp. (a)                                           49       1,679
  Steris Corp. (a)                                             56       2,226
  Sybron Corp. (a)                                             42       1,689
                                                                    ---------
                                                                       14,281
                                                                    ---------
  MISCELLANEOUS MANUFACTURING - 0.7%
  Callaway Golf Co.                                           120       3,876
                                                                    ---------
  PAPER PRODUCTS - 2.5%
  Fort James Corp.                                            332      13,184
                                                                    ---------
  PETROLEUM REFINING - 1.1%
  Kerr-McGee Corp.                                             87       5,864
                                                                    ---------
  PRIMARY METAL - 2.4%
  Mueller Industries, Inc. (a)                                 74       3,270
  Texas Industries, Inc.                                      134       6,338
  USX-US Steel Group                                           96       3,257
                                                                    ---------
                                                                       12,865
                                                                    ---------
  PRINTING & PUBLISHING - 2.9%
  Meredith Corp.                                              179       6,107
  New York Times Co.                                          112       6,121
  Reynolds & Reynolds Co.                                     114       1,956
  Times Mirror Co., Class A                                    21       1,136
                                                                    ---------
                                                                       15,320
                                                                    ---------
  RUBBER & PLASTIC - 0.4%
  Wynn's International, Inc.                                   64       2,169
                                                                    ---------
  TRANSPORTATION EQUIPMENT - 2.0%
  Harley-Davidson, Inc.                                       321       8,902
  Varlen Corp.                                                 41       1,567
                                                                    ---------
                                                                       10,469
                                                                    ---------
 ------------------------------------------------------------------------------
 MINING & ENERGY - 3.4%
  CRUDE PETROLEUM & NATURAL GAS - 1.3%
  Apache Corp.                                                173       7,249
                                                                    ---------
  OIL & GAS EXTRACTION - 2.1%
  Devon Energy Corp.                                           43       1,911
  SEACOR SMIT, Inc. (a)                                       111       7,235
  Snyder Oil Corp.                                             84       1,856
                                                                    ---------
                                                                       11,002
                                                                    ---------
 ------------------------------------------------------------------------------
 RETAIL TRADE - 17.3%
  APPAREL & ACCESSORY STORES - 1.5%
  Ross Stores, Inc.                                           160       5,991
  TJX Companies, Inc.                                          65       1,920
                                                                    ---------
                                                                        7,911
                                                                    ---------
  FOOD STORES - 3.8%
  Kroger Corp. (a)                                            516      16,848
  Whole Foods Market, Inc. (a)                                 83       3,273
                                                                    ---------
                                                                       20,121
                                                                    ---------
  GENERAL MERCHANDISE STORES - 7.9%
  Costco Cos., Inc. (a)                                       470      18,103
  Dollar General Corp.                                         51       1,690
  Federated Department Stores, Inc. (a)                       119       5,232
  Meyer (Fred), Inc. (a)                                      474      13,550
  Proffitt's, Inc. (a)                                        114       3,276
                                                                    ---------
                                                                       41,851
                                                                    ---------
  MISCELLANEOUS RETAIL - 2.5%
  Office Depot, Inc. (a)                                      436       9,001
  U.S. Office Products Co. (a)                                 68       2,119
  Zale Corp. (a)                                               88       2,212
                                                                    ---------
                                                                       13,332
                                                                    ---------
  RESTAURANTS - 1.6%
  Brinker International, Inc. (a)                             142       1,988
  Cracker Barrel Old Country Stores, Inc.                      60       1,770
  Host Marriott Corp.                                         183       3,818
  Papa John's International, Inc. (a)                          38       1,126
                                                                    ---------
                                                                        8,702
                                                                    ---------
 ------------------------------------------------------------------------------
 SERVICES - 16.5%
  BUSINESS SERVICES - 4.7%
  Omnicom Group, Inc.                                         263      18,581
  Robert Half International, Inc.                             152       6,227
                                                                    ---------
                                                                       24,808
                                                                    ---------
  COMPUTER RELATED SERVICES - 3.9%
  Adobe Systems, Inc.                                          59       2,836
  BMC Software, Inc.                                          117       7,052
  Cadence Design Systems, Inc.                                 43       2,276
  Fiserv, Inc.                                                 35       1,557
  Keane, Inc. (a)                                             145       4,296
  Shared Medical Systems Corp.                                 52       2,847
  Siebel Systems Inc. (a)                                     (c)           8
                                                                    ---------
                                                                       20,872
                                                                    ---------
  COMPUTER SOFTWARE - 1.0%
  Netscape Communications Corp. (a)                             2          55
  Peoplesoft, Inc. (a)                                         45       2,829
  Sterling Software, Inc. (a)                                  71       2,413
                                                                    ---------
                                                                        5,297
                                                                    ---------
  ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 0.8%
  Paychex, Inc.                                               111       4,224
                                                                    ---------
  HEALTH SERVICES - 6.1%
  Amerisource Health Corp., Class A (a)                        20       1,172
  Lincare Holdings, Inc. (a)                                  337      18,077
  PhyCor, Inc. (a)                                             70       1,617
  Quorum Health Group, Inc. (a)                               114       2,767
  Universal Health Services, Inc., Class B (a)                199       8,764
                                                                    ---------
                                                                       32,397
                                                                    ---------
 ------------------------------------------------------------------------------
 TRANSPORTATION, COMMUNICATION, ELECTRIC,
 GAS & SANITARY SERVICES - 9.7%
  COMMUNICATIONS - 5.0%
  Cincinnati Bell, Inc.                                       167       4,509
  Clear Channel Communications, Inc. (a)                      157      10,382
  Compuware Corp. (a)                                         148       9,793
  Wang Laboratories, Inc. (a)                                  85       1,968
                                                                    ---------
                                                                       26,652
                                                                    ---------
  ELECTRIC, GAS & SANITARY SERVICES - 0.3%
  NGC Corp.                                                    71       1,343
                                                                    ---------
  ELECTRIC SERVICES - 1.1%
  Calenergy, Inc.                                             177       6,073
                                                                    ---------
  MOTOR FREIGHT & WAREHOUSING - 2.7%
  CNF Transportation, Inc.                                    283      12,615
  Consolidated Freightways Corp. (a)                           41         585
  USFreightways Corp.                                          43       1,405
                                                                    ---------
                                                                       14,605
                                                                    ---------
  TRANSPORTATION SERVICES - 0.6%
  Expeditors International Washington, Inc.                    85       3,127
                                                                    ---------
 ------------------------------------------------------------------------------
 WHOLESALE TRADE - 1.7%
  DURABLE GOODS - 1.5%
  Patterson Dental Co. (a)                                     53       2,116
  Tech Data Corp. (a)                                         139       6,116
  Ultramed, Inc. (b)                                          450         (c)
                                                                    ---------
                                                                        8,232
                                                                    ---------
  NONDURABLE GOODS - 0.2%
  Richfood Holdings, Inc.                                      35         844
                                                                    ---------

 TOTAL INVESTMENTS (cost of $384,139)(d)
                                                                      513,169
                                                                    ---------

 SHORT TERM OBLIGATIONS - 3.0%                           PAR            VALUE
 ------------------------------------------------------------------------------
  Repurchase agreement with ABN Amro Chicago Corp.,
  dated 10/31/97, due 11/03/97 at 5.625% collateralized
  by U.S. Treasury notes with various maturities to
  2019, market value $16,658 (repurchase proceeds
  $16,200)                                                $16,192   $  16,192
 OTHER ASSETS & LIABILITIES, NET -  0.7%                                3,837
 ------------------------------------------------------------------------------
 NET ASSETS - 100%                                                  $ 533,198
                                                                    ---------

 NOTES TO INVESTMENT PORTFOLIO:
 ------------------------------------------------------------------------------
 (a) Non-income producing.
 (b) Ultramed Inc. is a restricted security which was acquired on August 14, 1987 at a cost of $450. The fair value is determined under the direction of the Trustees. This security represents 0.0% of the Fund's net assets at October 31, 1997.
 (c) Rounds to less than one.
 (d) Cost for federal income tax purposes is the same.

                     STATEMENT OF ASSETS & LIABILITIES
                              OCTOBER 31, 1997

 (in thousands except for per share amounts and footnotes)
 ASSETS
 Investments at value (cost $384,139)                              $ 513,169
 Short-term obligations                                               16,192
                                                                   ---------
                                                                     529,361
 Receivable for:
   Fund shares sold                                 $ 2,642
   Investments sold                                   1,899
   Dividends                                            126
   Interest                                               3
   Foreign tax reclaims                                   4
 Receivable due from Adviser                             13
 Other                                                    9            4,696
                                                    -------        ---------
     Total Assets                                                    534,057
 LIABILITIES
 Payable for:
   Fund shares repurchased                              790
 Accrued:
   Deferred Trustees fees                                 2
 Other                                                   67
                                                    -------
     Total Liabilities                                                   859
                                                                   ---------
 NET ASSETS                                                        $ 533,198
                                                                   =========
 Net asset value & redemption price per share -
 Class A ($340,479/16,667)                                            $20.43
                                                                   =========
 Maximum offering price per share - Class A
 ($20.43/0.9425)                                                      $21.68(a)
                                                                   =========
 Net asset value & offering price per share -
 Class B ($192,161/9,599)                                              $20.02(b)
                                                                   =========
 Net asset value & offering price per share -
 Class C ($558/27)                                                    $20.41(b)
                                                                   =========
 COMPOSITION OF NET ASSETS
 Capital paid in                                                   $ 355,745
 Overdistributed net investment income                                   (11)
 Accumulated net realized gain                                        48,434
 Net unrealized appreciation                                         129,030
                                                                   ---------
                                                                   $ 533,198
                                                                   =========

 (a) On sales of $50,000 or more the offering price is reduced.
 (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1997

 (in thousands)
 INVESTMENT INCOME
 Dividends                                                         $   2,987
 Interest                                                              1,718
                                                                   ---------
                                                                       4,705
 EXPENSES
 Management fee                                    $  1,899
 Service fee                                          1,108
 Distribution fee - Class B                           1,229
 Distribution fee - Class C                               1
 Transfer agent                                       1,404
 Bookkeeping fee                                        171
 Registration fee                                        73
 Custodian fee                                           10
 Audit fee                                               33
 Trustees fee                                            25
 Reports to shareholders                                 16
 Legal fee                                                7
 Other                                                   21            5,997
                                                   --------        ---------
        Net Investment Loss                                           (1,292)
                                                                   ---------

 NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
 Net realized gain (loss) on:
    Investments                                      50,194
    Foreign currency transactions                        (3)
                                                   --------
      Net Realized Gain                                               50,191
 Change in unrealized appreciation during the period on:
    Investments                                      65,659
    Foreign currency transactions                         2
                                                   --------
      Net Change in Unrealized Appreciation                           65,661
                                                                   ---------
          Net Gain                                                   115,852
                                                                   ---------
 Increase in Net Assets from Operations                            $ 114,560
                                                                   =========

 See notes to financial statements.

                     STATEMENT OF CHANGES IN NET ASSETS

 (in thousands)                                     Year ended October 31
                                                  --------------------------
 INCREASE (DECREASE) IN NET ASSETS                  1997(a)           1996
 Operations:
 Net investment income (loss)                     $  (1,292)       $      84
 Net realized gain                                   50,191           47,958
 Net unrealized appreciation                         65,661           11,344
                                                  ---------        ---------
     Net Increase from Operations                   114,560           59,386
 Distributions:
 From net investment income - Class A                  --               (501)
 In excess of net investment income - Class A          --               (281)
 From net realized gains - Class A                  (31,180)         (14,913)
 From net investment income - Class B                  --                (25)
 In excess of net investment income - Class B          --                (15)
 From net realized gains - Class B                  (16,942)          (5,989)
                                                  ---------        ---------
                                                     66,438           37,662
                                                   ---------        ---------
 Fund Share Transactions:
 Receipts for shares sold - Class A                 138,708          108,391
 Value of distributions reinvested - Class A         28,041           13,988
 Cost of shares repurchased - Class A              (126,189)         (87,207)
                                                  ---------        ---------
                                                     40,560           35,172
                                                  ---------        ---------
 Receipts for shares sold - Class B                  92,343           76,766
 Value of distributions reinvested - Class B         15,974            5,706
 Cost of shares repurchased - Class B               (66,864)         (40,788)
                                                  ---------        ---------
                                                     41,453           41,684
                                                  ---------        ---------
 Receipts for shares sold - Class C                     562             --
 Cost of shares repurchased - Class C                    (9)            --
                                                  ---------        ---------
                                                        553             --
                                                  ---------        ---------
 Net Increase from Fund Share Transactions           82,566           76,856
                                                  ---------        ---------
         Total Increase                             149,004          114,518
 NET ASSETS
 Beginning of period                                384,194          269,676
                                                  ---------        ---------
 End of period (net of overdistributed
   net investment income of $11 and
   $296, respectively.)                           $ 533,198        $ 384,194
                                                  =========        =========

 (a) Class C shares were initially offered on August 1, 1997.

 See notes to financial statements.

                     STATEMENT OF CHANGES IN NET ASSETS
                             (continued)

                                                    Year ended October 31
                                                -----------------------------
 NUMBER OF FUND SHARES                              1997(a)           1996
 Sold - Class A                                       7,894            6,491
 Issued for distributions reinvested - Class A        1,707              912
 Repurchased - Class A                               (7,117)          (5,261)
                                                  ---------        ---------
                                                      2,484            2,142
                                                  ---------        ---------
 Sold - Class B                                       5,238            4,585
 Issued for distributions reinvested - Class B          985              374
 Repurchased - Class B                               (3,814)          (2,463)
                                                  ---------        ---------
                                                      2,409            2,496
                                                  ---------        ---------
 Sold - Class C                                          28             --
 Repurchased - Class C                                   (1)            --
                                                  ---------        ---------
                                                         27             --
                                                  ---------        ---------

(a) Class C shares were initially offered on August 1, 1997.

 See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1997

 NOTE 1. ACCOUNTING POLICIES
 ------------------------------------------------------------------------------
ORGANIZATION: Colonial Select Value Fund (the Fund), formerly Colonial Growth Shares Fund, a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in middle capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities, for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identifi-cation method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses, (other than the Class B and Class C distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest Income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
 ------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee. Through September 30, 1997 the fee was equal to 0.60% annually of the Fund's average net assets during the preceding twelve months. This fee was subject to a maximum performance adjustment, determined monthly, of +/- 1/12 of 0.20% based on the comparative experience of the Fund and the Standard and Poor's Index of 500 common stocks during the preceding twelve months. For the period ended September 30, 1997, the total fee included a downward performance adjustment of $541,422.

Effective October 1, 1997, the Adviser receives a monthly fee equal to 0.70% annually of the Funds average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
------------------------------------------------------------------------------
TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 1998, the Transfer Agent fee will be reduced by .0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal under-writer. For the year ended October 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $105,670 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $346,365 and none on Class B and Class C share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares. The plan also requires the payment of a service fee to the Distributor as follows:

        Value of shares outstanding on the
       20th of each month which were issued                 Annual Fee Rate
       ------------------------------------                 ---------------
             Prior to April 1, 1989                              0.15%
           On or after April 1, 1989                             0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended October 31, 1997, purchases and sales of investments, other than short-term obligations, were $319,807,309 and $269,400,797, respectively.

Unrealized appreciation (depreciation) at October 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was approximately:

             Gross unrealized appreciation               $ 133,692,000
             Gross unrealized depreciation                  (4,662,000)
                                                         -------------
                     Net unrealized appreciation         $ 129,030,000
                                                         =============

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

 NOTE 4.  LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR off- shore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1997.

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
-------------------------------------------------------------------------------
On September 30, 1997, a Special Meeting of Shareholders of the Fund was held to approve a new management agreement, eliminate a fundamental policy regarding illiquid securities and to ratify the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending October 31, 1997. On July 14, 1997, the record date for the Meeting, the Fund had the following outstanding shares of beneficial interest: 16,848,659 (Class A) and 9,567,023 (Class B). The votes cast at the Meeting were as follows:

Approval of a new management agreement for the Fund:
                                                Authority
               For           Against            Withheld
            ----------      ---------           ---------
            10,327,440      3,605,039           1,334,237


Approval to eliminate a fundamental policy limiting the Fund's investment in illiquid securities to 10% of net assets.

                                                Authority
               For           Against            Withheld
            ----------      ---------           ---------
            11,749,008      2,136,223           1,381,485


Ratification of the selection of Price Waterhouse LLP:

                                                Authority
               For           Against            Withheld
            ----------      ---------           ---------
            13,579,149       431,847            1,255,720

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                       Year ended October 31
                                 ---------------------------------
                                               1997
                                  Class A     Class B    Class C(a)
                                 ---------   ---------   ---------
Net asset value -
   Beginning of period           $  18.040   $  17.840   $  19.860
                                 ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income
   (loss)(b)                        (0.002)     (0.135)     (0.053)
Net realized and
  unrealized gain (b)                4.575       4.498       0.603(c)
                                 ---------   ---------   ---------
   Total from Investment
      Operations                     4.573       4.363       0.550
                                 ---------   ---------   ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
    income                            --          --          --
From net realized gains             (2.183)     (2.183)       --
                                 ---------   ---------   ---------
Total Distributions
 Declared to Shareholders           (2.183)     (2.183)       --
                                 ---------   ---------   ---------
Net asset value -
   End of period                 $  20.430   $  20.020   $  20.410
                                 =========   =========   =========
Total return (d)                     28.29%      27.33%       2.77%(e)
                                 =========   =========   =========
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                          1.03%       1.78%       1.81%(g)
Net investment income(f)             (0.01)%     (0.76)% (1.05)%(g)
Portfolio turnover                      63%         63%         63%
Average
   commission rate               $  0.0396   $  0.0396   $  0.0396
Net assets at end
of period (000)                  $ 340,479   $ 192,161   $     558

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

                                         Year ended October 31
                                ----------------------------------------
                                        1996                 1995
                                 Class A    Class B    Class A   Class B
                                --------   --------   --------   -------
 Net asset value -
Beginning of period             $ 16.140   $ 16.040   $ 14.020   $13.940
                                --------   --------   --------   -------
 INCOME FROM INVESTMENT OPERATIONS:
Net investment income
   (loss)(a)                       0.043     (0.081)     0.174     0.065
Net realized and
  unrealized gain (a)              3.162      3.129      3.326     3.317
                                --------   --------   --------   -------
   Total from Investment
      Operations                   3.205      3.048      3.500     3.382
                                --------   --------   --------   -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
    income                        (0.042)    (0.005)    (0.165)   (0.067)
In excess of net
  investment income               (0.023)    (0.003)      --        --
From net realized gains           (1.240)    (1.240)    (1.215)   (1.215)
                                --------   --------   --------   -------
Total Distributions
 Declared to Shareholders         (1.305)    (1.248)    (1.380)   (1.282)
                                --------   --------   --------   -------
Net asset value -
   End of period                $ 18.040   $ 17.840   $ 16.140   $16.040
                                ========   ========   ========   =======
Total return (b)                  21.28%     20.31%     28.44%    27.50%
                                ========   ========   ========   =======
RATIOS TO AVERAGE NET ASSETS
Expenses                           1.17%(c)   1.92%(c)   1.12%(c)  1.90%(c)
Net investment income              0.25%(c) (0.50)%(c)   1.24%(c)  0.46%(c)
Portfolio turnover                  100%       100%        92%       92%
Average
   commission rate(d)            $0.0392    $0.0392       --        --
Net assets at end
of period (000)                 $255,911   $128,283   $194,393   $75,283

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Selected data for a share of each class outstanding throughout each period are as follows:

                                          Year ended October 31
                                ----------------------------------------
                                        1994                  1993
                                 Class A    Class B    Class A   Class B
                                --------   --------   --------   -------

                                $ 15.240   $ 15.180   $ 13.830   $13.780
                                --------   --------   --------   -------
                                   0.096     (0.008)     0.110     0.001


                                   0.275      0.288      2.240     2.244
                                --------   --------   --------   -------
                                   0.371      0.280      2.350     2.245
                                --------   --------   --------   -------


                                  (0.071)       --      (0.095)     --
                                --------   --------   --------   -------

                                     --         --         --       --
                                  (1.520)    (1.520)    (0.845)   (0.845)
                                --------   --------   --------   -------

                                  (1.591)    (1.520)    (0.940)   (0.845)
                                --------   --------   --------   -------

                                $ 14.020   $ 13.940   $ 15.240   $15.180
                                ========   ========   ========   =======
                                   2.78%      2.12%     17.79%    16.99%
                                ========   ========   ========   =======


                                   1.22%      1.97%      1.19%     1.94%
                                   0.69%    (0.06)%      0.64%   (0.11)%
                                    121%       121%        66%       66%

                                     --         --         --       --

                                $160,495   $ 53,218   $169,913   $41,989

--------------------------------------------------------------------------
Federal Income Tax Information (unaudited)

30% of the ordinary income distribution distributed by the Fund in the year ended October 31, 1997 qualifies for the corporate dividends received deduction.

                        REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
     COLONIAL SELECT VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Select Value Fund, formerly Colonial Growth Shares Fund, (the "Fund") (a series of Colonial Trust
III) at October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
December 10, 1997

                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL
BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information............ press [1]
For account information............................................. press [2]
To speak to a service representative................................ press [3]
For yield and total return information.............................. press [4]
For duplicate statements or new supply of checks.................... press [5]
To order duplicate tax forms and year-end statements................ press [6]
(February through May)
To review your options at any time during your call................. press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750

To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FINANCIAL INVESTMENTS INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Select Value Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Select Value Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 to order additional reports.

This report has been prepared for shareholders of Colonial Select Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

[graphic omitted]  LIBERTY FINANCIAL INVESTMENTS, INC. (C) 1997
                   Distributor for Colonial Funds, Stein Roe Advisor Funds
                      and Newport Funds
                   One Financial Center, Boston, MA 02111-2621

                                                       SV-02/315E-1097 M (12/97)